BLACKROCK EUROFUND

(the “Fund”)

Supplement dated July 9, 2024 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated October 27, 2023,

as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock EuroFund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock EuroFund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Andreas Zoellinger, CFA[1]	2018	Managing Director of BlackRock, Inc.
Tom Joy, CFA	2019	Director of BlackRock, Inc.

[1]	On or about December 31, 2024, Andreas Zoellinger, CFA will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Andreas Zoellinger, CFA[1], and Tom Joy, CFA, are the Fund’s portfolio managers, and are jointly and primarily responsible for the management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	On or about December 31, 2024, Andreas Zoellinger, CFA will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andreas Zoellinger, CFA[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2018	Managing Director of BlackRock, Inc. since 2015.
Tom Joy, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2019	Director of BlackRock, Inc. since 2021; Vice President of BlackRock, Inc. from 2017 to 2020.

[1]	On or about December 31, 2024, Andreas Zoellinger, CFA will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.